                             REQUIREMENTS AGREEMENT

     THIS REQUIREMENTS AGREEMENT ("Agreement"), made this 12th day of January, 1994, by and between SUN HILL INDUSTRIES, INC., a Connecticut corporation, with offices at 48 Union Street, Stamford, Connecticut 06906 ("Sun Hill"), and
                 , a           corporation, with offices at                   .

                                   WITNESSETH:

     WHEREAS,                    manufactures and se1ls the products described
in Exhibit A attached hereto and made a part hereof ("Products"); and

     WHEREAS, Sun Hill has special expertise in marketing and selling said Products to the retail sales trade and mail order industries ("Market"); and

     WHEREAS,               and Sun Hill desire to enter into an agreement for
Sun Hill to sell and market                   Products.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

     1. Sale of Products; Term; Exclusive Dealing.                    shall sell
to Sun Hill and Sun Hill shall purchase from                    the Products for
sale by Sun Hill in the Market for the period from
through           ("Term"); provided, however, the Term shall be
automatically renewed for successive twelve (12) month period if, during the
prior           period, Sun Hill shall have purchased Products from          as
follows: totalling             Dollars for the initial Term ("Base Amount"), and
totalling the Base Amount plus an additional                    (   %) of the
Base Amount for each successive renewal year of the Term, calculated on a basis ("Adjusted Base Amount"). For example, if the Base
Amount of                    is met in the initial Term, the Adjusted Base
Amount for the first renewal year will be
(                  , plus   % of                    or                   and if
the Adjusted Base Amount of          is met in the first renewal year, the
Adjusted Base Amount for the second renewal year will be
(                  , plus    % of                   or                   . This
Agreement shall automatically terminate as of the end of the initial Term or the end of any renewal year of the Term if the Base Amount or Adjusted Base Amount
of purchased Products has not been met.                    agrees that it will
not make any other sale of the Products to or for the Market during the Term, if
and as renewed.                    shall sell the Products to the Market only
through Sun Hill, and Sun Hill shall buy its requirements of the Products for
the Market only from                    during the Term, if and as renewed.

     2. Price, Delivery, Title and Risk. Sun Hill shall pay the prices for the Products as set forth on Exhibit A. Such prices may be revised at any time and from time to time
by written notice from                    to Sun Hill setting forth a date not
less than thirty (30) days from the date of such notice when such revisions
shall take effect. Sun Hill shall pay                    the prices for all
Products purchased within sixty (60) days of the shipment of each order. Each
shipment by                    shall include an invoice properly detailed,
itemized and prepared at the prices then in effect. Risk of loss and title to the Products shall pass to Sun Hill upon delivery F.O.B.
plant. The delivery of the Products herein specified may be delayed or cancelled
by                   , without liability to Sun Hill, by reason of Acts of God, strikes or other labor disturbances, fires, accidents, delays of carriers, shortage of supplies or labor or from other cause beyond control.

     3.                    Representations and Warranties.

                        represents and warrants:

     a. that the sale or use of its Products does not infringe any patent;

     b. that it will comply with all laws and regulations governing the manufacture and sale of the Products;

     c. MAKES NO WARRANTY EXTENDING BEYOND THE DESCRIPTION OF THE PRODUCTS SOLD AND OFFERED FOR SALE PURSUANT TO PARAGRAPH 1. THERE ARE NO OTHER WARRANTIES OF ANY KIND, EXPRESSED OR IMPLIED, AS TO MERCHANTABILITY, FITNESS FOR ANY PARTICULAR

PURPOSE OR ANY OTHER MATTER WITH RESPECT TO THE PRODUCTS.
SHALL NOT BE LIABLE UNDER ANY CIRCUMSTANCES FOR ANY INCIDENTAL OR CONSEQUENTIAL
DAMAGES.                    SOLE LIABILITY SHALL BE THE REPLACEMENT OF
NON-CONFORMING PRODUCTS; AND, IF THIS REMEDY SHALL BE ADJUDGED TO HAVE FAILED OF
ITS ESSENTIAL PURPOSE,                    TOTAL LIABILITY FOR DAMAGES SHALL IN
NO EVENT EXCEED THE PURCHASE PRICE OF THE PARTICULAR SHIPMENT WITH RESPECT TO WHICH SUCH DAMAGES ARE CLAIMED; provided, however, it shall be the
responsibility of                    to defend any products liability action
which may be commenced against or name Sun Hill as a party for defects in the
Products and                    does hereby agree to hold said Sun Hill free and
harmless from any liability resulting from such claims, including but not limited to legal fees and costs, to the extent of and limited to the extent of products liability insurance as described in subparagraph d. hereafter;

     d. that it has obtained "all risk" liability insurance for the Products in
the base amount of                    Dollars ($                  ), plus excess
or umbrella coverage of                    Dollars (                  );


     e. that it will refer all sales to and inquiries from the Market to Sun
Hill;

     f. that it will deliver the Products in a timely fashion and in the event delivery is not made by the date required by Sun Hill as a final date, shall take back all such delinquent goods, reimburse Sun Hill all delivery charges incurred by Sun Hill and pay Sun Hill an amount equal to Sun Hill's lost profits for said delinquent delivery, "lost profits" to be limited to the difference between Sun
Hill's verified net invoice price to its customer and                    net
invoice price To Sun Hill for the delinquent goods;

     g. that it has full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and thereby. This Agreement
constitutes valid, legal and binding obligations of                    in
accordance with their respective terms. The execution of this Agreement and the consummation of such transactions will not result in any breach of any terms, conditions or provisions of or constitute a default under or conflict with any
agreement or other instrument to which                    is a party or by which
                   may be bound.

     4. Sun Hill's Representations and Warranties:

     Sun Hill represents and warrants:

     a. that it will use its best efforts in marketing and selling the Products in the Market;

     b. that it will market and sell the Products only for the purpose for which they were intended to be used at the time of manufacture;

     c. that it will comply with all laws and regulations governing the sale of the Products;

     d. that it has full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and thereby. This Agreement constitutes valid, legal and binding obligations of Sun Hill in accordance with their respective terms. The execution of this Agreement and the consummation of such transactions will not result in any breach of any terms, conditions or provisions of or constitute a default under or conflict with any agreement or other instrument to which Sun Hill is a party or by which Sun Hill may be bound.

     5. Packaging. Products will be packaged at                    expense

substantially as they are in Exhibit A. If Sun Hill wishes to change the artwork
or printing on the packaging furnished by                   , Sun Hill shall pay
only for such artwork or printing and                    agrees that it will use
such packaging at no other cost to Sun Hill. If Sun Hill furnishes packaging, at its expense, different than that set forth in Exhibit A, the price for each of the Products shall be reduced by such sum as the parties shall mutually agree,
and                    agrees to package the Products in such packaging at no
further cost to Sun Hill.

     6. Confidentiality. Sun Hill and                    agree not to use and to
maintain in strict confidence any proprietary or financial information, including, but not limited to, customer lists, product costing and method of manufacture, provided by either party to this Agreement to the other, or other information subsequently developed jointly by Sun Hill and for any other purpose except as intended by this Agreement. Sun Hill and agree that they will not disclose any such
confidential or proprietary information or use any such information for a period
of                    from the date of expiration or termination of this
Agreement.

     7. Arbitration. Any controversy or claim arising out of or relating to this Agreement, or a breach thereof, shall be settled by arbitration in
                  , in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator may be enforced in any court having jurisdiction thereof.

     8. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, neither party shall assign this Agreement or any rights or obligations hereunder without the express prior written consent of the other.

     9. Amendments. This Agreement may not be modified, supplemented or amended in any respect except by a subsequent written agreement executed by both parties hereto.

     10. Notices. Any notice required hereunder shall be effective when hand delivered or sent prepaid by certified mail, return receipt requested, to the parties at the addresses set forth above or to such other address as may be designated from time to time by written notice by either party to the other as provided herein.

     11.Governing Law. This Agreement has been delivered in
                   and shall be governed by, and
construed in accordance with, the laws of the Commonwealth of Pennsylvania.


     12. Headings. The headings preceding the text or the paragraphs and subparagraphs hereof are inserted solely for convenience of reference and shall not constitute a part of this Agreement nor shall they affect its meaning or effect.

     13. Severability. If any provision of this Agreement is declared unenforceable by any judicial or administrative authority, the remaining provisions of this Agreement will not be nullified but will remain in full force and effect.

     14. Entire Agreement. This Agreement constitutes the entire Agreement between the parties hereto and supersedes all prior agreements and understandings of the parties pertaining to the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto, by their duly authorized officers, have caused this Agreement to be executed as of the day and year first above written.

ATTEST:                                 SUN HILL INDUSTRIES, INC.


  [ILLEGIBLE]                           By: /s/ Benson Zinbarg, President
----------------------------                -----------------------------
                                            Benson Zinbarg, President

ATTEST:

APPENDIX - A             SUNHILL AGREEMENT


*Pricing excludes electrical plug

                      ITEM

1.                                           $
2.                                           $
3.                                           $
4.                                           $
5.                                           $
6.                                           $
7.                                           $
8.                                           $
9.                                           $
10.                                          $
11.                                          $
12.                                          $
13.                                          $
14.                                          $
15.                                          $
16.                                          $
17.                                          $
18.                                          $
19.                                          $
20.                                          $

ATTEST:                                 SUN HILL INDUSTRIES, INC.

  [ILLEGIBLE]                           By: /s/ Benson Zinbarg, President
----------------------------                -----------------------------
                                            Benson Zinbarg, President

ATTEST:


----------------------------